Going Concern Uncertainty	12 Months Ended
Mar. 31, 2024
Going Concern Uncertainty [Abstract]
GOING CONCERN UNCERTAINTY

NOTE 2 – GOING CONCERN UNCERTAINTY

As reflected in the accompanying consolidated financial statements (“CFS”), the Company reported net loss of RMB106,004,401, RMB145,479,105 and RMB433,464,871 for the years ended March 31, 2022, 2023 and 2024, respectively. In addition, the Company had negative cash flows from operations in each of the years during the two-year period ended March 31, 2024, and reported accumulated deficit of RMB1,874,037,965 and RMB2,307,502,836 as of March 31, 2023 and 2024.

In assessing its liquidity, management monitors and analyzes the Company’s cash flow requirements, its ability to generate sufficient revenue sources in the future, and its operating and capital expenditure commitments. As of March 31, 2024, the Company had cash of approximately RMB246.4 million (US$34.7 million). As of March 31, 2024, the Company had outstanding bank loans and other borrowings of approximately RMB417.5 million (US$58.8 million) from various financial institutions.

On December 27, 2023, HK Yisheng received a letter from R-Bridge Healthcare Fund, LP (“R-Bridge”), as agent,   (the “R-Bridge Letter”), notifying the Company it had reason to believe HK Yisheng defaulted under financial covenants and other obligations under the facility agreement, and under the instructions of the lenders to urge the Company to reach an amicable solution with the lenders, including, without limitation, repaying the loan of $40.0 million in full, as soon as possible. The Company repaid $15.0 million, $10.0 million and $18.1 million respectively in February, March and April, 2024. As of April 29, 2024, the Company repaid its full amount of $40.0 million and accrued interest of $3.1 million. On February 9, 2024, the Company announced it entered into a share purchase agreement with an institutional investor for the sale of 95,269,762 ordinary shares of the Company, par value US$0.00002 per share, in a private placement of US$40.0 million at $0.41986 per Ordinary Share.

On May 30, 2024 and June 1, 2024, two entities controlled by Mr. Zhang filed arbitration claims respectively against Liaoning Yisheng and Beijing Yisheng and applied for property preservation to freeze Lakeshore Group’s bank deposits or finished goods.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern is dependent on management’s ability to successfully execute its business plan, which includes increasing revenues while controlling operating expenses, as well as, generating operational cash flows and continuing to gain support from outside sources of financing. The Company believes that available loan facility and financial support from outside sources will be sufficient to support the Company to meet the cash requirements to fund planned operations and other commitments for at least the next 12 months. The Company’s CFS were prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments related to the recoverability and/or classification of the recorded asset amounts and/or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.